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                                                                   EXHIBIT 10.30


                             FIRST AMENDMENT TO THE
                   MEDAPHIS EMPLOYEES' RETIREMENT SAVINGS PLAN

         THIS AMENDMENT, made as of the 31st day of July, 1996, by MEDAPHIS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Primary Sponsor").

                               W I T N E S S E T H

         WHEREAS, the Primary Sponsor adopted the Medaphis Employees' Retirement Savings Plan (the "Plan") by indenture dated June 30, 1991; and

         WHEREAS, the Plan was last amended and restated by indenture effective July 1, 1995; and

         WHEREAS, the Primary Sponsor desires to amend the Plan to preserve certain "protected benefits" of members of plans of acquired companies which are merged into the Plan and to extend certain of those benefits to participants generally.

         NOW, THEREFORE, the Primary Sponsor does hereby amend the Plan, effective July 31, 1996, as follows:

1. Section 1.1 of the Plan shall be amended by adding the following definition thereto:

                  ""Prior Company Account"--which shall reflect a Member's interest in contributions (other than Elective Deferrals) that are made by a Member's prior employer and which are 100% vested."

2.       Section 6 of the Plan shall be amended by adding the following Section
6.11 thereto:

                  "Prior to making any loan to a Member pursuant to this Section, the consent of the requesting Member's spouse as to the use of the Member's Account as security for any requested loan and the offset against the Member's Account in the event of a default on any requested loan must be obtained in accordance with the notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations promulgated thereunder."

3. Section 7.1 of the Plan shall be amended by replacing the first sentence of Section 7.1 with the following:

                  "A Member who has attained age 59 1/2 may withdraw, in a lump sum in cash, all or any portion of the balance of his Employee Deferral Account, his Rollover Account, his Prior Company Account, and the vested portion of his Matching Account."


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4.       Section 7.2 of the Plan shall be amended by replacing the first sentence of Section 7.2 with the following:

                  "A withdrawal pursuant to this Section 7.2 is designated a "Hardship Withdrawal" and is subject to the following rules:
                  The Trustee shall, upon the direction of the Plan Administrator, distribute, in a lump sum in cash, all or a portion of a Member's Rollover Account, Employee Deferral Account consisting of Deferral Amounts (but not earnings thereon) and Prior Company Account prior to the time such account is otherwise distributable in accordance with the other provisions of the Plan; provided, however, that any such distribution shall be made only if the Member is an Employee and demonstrates that he is suffering from "hardship" as determined herein."


5.       Section 7 of the Plan shall be amended by adding the following Section
7.4 thereto:

                  "Prior to making any distribution pursuant to this Section, the spouse of any Member requesting a distribution from his Account must consent to the making of such distribution to the Member in accordance with all notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations promulgated thereunder."


6. Section 9.2 of the Plan shall be amended by replacing Section 9.2 with the following:

                           "Payment to a Member shall be in the form of one lump
                  sum payment in cash unless the Accrued Benefit of the Member exceeds $3,500, in which event the Member or the Beneficiary by written instrument delivered to the Plan Administrator may elect to have his or her Account distributed in one of the forms of distribution listed below, as chosen by the Member or
                  Beneficiary:

                  (a)      one lump sum payment in cash;

                  (b) a combination of one lump sum payment in cash for a portion of his Account designated by the Member in annual, semiannual, quarterly, or monthly installments in cash for the remaining portion of the Member's Account;

                  (c) annual, semiannual, quarterly or monthly installments in cash (If the Member elects annual, semiannual, quarterly, or monthly installments for some or all of his Account, such distributions shall be made over a period specified by the Member not exceeding the life expectancy of the Member or the joint life expectancies of the Member and his Beneficiary);


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                  (d)       a single life annuity (If the Member elects to
                  receive his benefits in the form of a single life annuity and is married on the date of his death or the date distributions are to commence, if applicable, the benefit shall automatically be payable pursuant to Subsection (e) of this Section unless the Member makes an election pursuant to
                  Section 9.2A not to receive the applicable annuity under Subsection (e) during the applicable election period);

                  (e) an immediate annuity for the life of the Member with a survivor annuity for the life of his or her spouse which is fifty percent (50%) of the annuity payable during the joint lives of the Member and his spouse (hereinafter referred to as a "Qualified Joint and Survivor Annuity") (If the Member's Accrued Benefit is payable in the form of a life annuity, and the Member dies before he begins to receive payments from the Fund, the Member's spouse shall receive an immediate annuity for her life (hereinafter referred to as a "Qualified Preretirement Survivor Annuity"). Notwithstanding the foregoing, the surviving spouse of a Member who is entitled to receive a Qualified Preretirement Survivor Annuity may elect a lump sum payment prior to the date the annuity is purchased or distributions begin);

                  (f) a single life annuity with certain periods of five, ten or fifteen years as selected by the Member (If the Member elects to receive his benefits in the form provided in this Subsection and is married on the date of his death or the date distributions are to commence, if applicable, the benefit shall automatically be payable pursuant to Subsection (e) of this Section unless the Member makes an election pursuant to
                  Section 9.2A not to receive the applicable annuity under Subsection (e) during the applicable election period); and

                  (g) a single life annuity with installment refund and survival percentages for the contingent annuitant designated by the Member of 50% or 100% (If the Member elects to receive his benefits in the form provided in this Subsection and is married on the date of his death or the date distributions are to commence, if applicable, the benefit shall automatically be payable pursuant to Subsection (e) of this Section unless the Member makes an election pursuant to Section 9.2A not to receive the applicable annuity under Subsection (e) during the applicable election period).

                           If an annuity is to be paid from the Plan, such
                  annuity may be purchased with the Member's Account from an insurance company designated by the Plan Administrator or its designee in writing to the insurance company and may be distributed to the Member or his Beneficiary in full satisfaction of the benefits to which the Member or his Beneficiary is entitled under the Plan. The amount of the annuity shall be the actuarial equivalent of the Member's Account (reduced by any commissions or other costs charged by the insurance company) based on factors used by the insurance company from which the annuity is purchased."



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7.       The Plan shall be amended by adding the following Section 9.2A:

                           "(a) The Plan Administrator shall furnish to the
                  Member a written explanation of:

                           (1) the terms and conditions of the Qualified Joint
                  and Survivor Annuity and the Qualified Preretirement Survivor Annuity;

                           (2) the Member's right to make, and the effect of, an
                  election not to receive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity;

                           (3) the rights of the Member's spouse as described
                  below; and

                           (4) the right to make and the effect of an election
                  pursuant to this Paragraph.

                           In the case of a Qualified Joint and Survivor
                  Annuity, the written explanation shall be provided to the Member within ninety (90) days prior to the first date on which he is entitled to commencement of payments from the Fund. In the case of Qualified Preretirement Survivor Annuity, the written explanation shall be provided to the Member in whichever of the following periods ends last:

                                    (A) the period beginning with the first day
                           of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35;

                                    (B) the period beginning one year before and
                           ending one year after the Employee first becomes a Member;

                                    (C) the period beginning one year before and
                           ending one year after the provisions of this Subsection apply to the Member; or

                                    (D) a reasonable period of time after
                           separation from service in the case of a Member who separates from service before attaining age 35.

                           The Member may elect, during the applicable election
                  period not to receive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity by execution and delivery to the Committee of a form provided for that purpose by the Committee. The term "applicable election period" shall mean, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the first date on which the Member is entitled to commencement of payment from the Fund and with respect to a Qualified

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                  Preretirement Survivor Annuity, the period which begins on the first day of the Plan Year in which the Employee becomes a Member and ends on his death. In the case of a married Member no election shall be effective unless:

                                             (I) the spouse of the Member
                                    consents in writing to the election and the consent acknowledges the effect of the election (including, if applicable, the identity of any Beneficiary other than the Member's spouse and the alternate form of payment) and is witnessed by a notary public, or

                                            (II) it is established to the
                                    satisfaction of the Committee that the
                                    consent required pursuant to Subclause (I) of this Paragraph may not be obtained because there is no spouse, the spouse cannot be located, the Member has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a qualified domestic relations order provides otherwise, or of any other circumstances as permitted by regulations promulgated by the Department of the Treasury. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

                           (b) Any consent by a spouse (or establishment that
                  the consent of a spouse may not be obtained) shall be effective only with respect to that spouse. If an election is made, the Member's vested Accrued Benefit shall be paid in the alternate form of payment set forth in Plan Section 9.2 chosen by the Member by written instrument delivered to the Committee. Any waiver of a Qualified Preretirement Survivor Annuity made prior to the first day of the Plan Year in which the Member attains age 35 shall become invalid as of the first day of the Plan Year in which the Member attains age 35 and a Qualified Preretirement Survivor Annuity shall be provided, unless a new waiver is obtained. The Member may revoke any election not to receive payment in the form of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity at any time prior to commencement of payments from the Fund, and may make a new election at any time prior to the commencement of payments from the Fund."

8.       Section 9.3(a) of the Plan shall be amended by replacing Section 9.3
(a) with the following:

                           "(a) if a Member's vested Accrued Benefit exceeds
                  $3,500, it shall not be distributed before the Member's Normal Retirement Age or death without the consent of the Member, and if the Member is married and elects a form of payment other than a Qualified Joint and Survivor annuity, with the consent of his spouse (of if the Member is deceased, his surviving spouse)."


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9.       Section 10.3(a) of the Plan shall be amended by replacing Section
10.3(a) with the following:

                           "(a) his Employee Deferral Account, Voluntary
                  Contribution Account, his Rollover Account, and Prior Company Account, which shall be fully vested and nonforfeitable at all times; and"

                                    * * * * *


         Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to this Amendment.

         IN WITNESS WHEREOF, the Primary Sponsor has executed this First Amendment as of the date and the year first above written.


                                                    MEDAPHIS CORPORATION

                                                    By:
                                                        -------------------

                                                    Title:
                                                        -------------------

ATTEST:

By:
   ---------------------------
Title:
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